UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 28, 2004

Glowpoint, Inc.
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(Exact name of Registrant as Specified in its Charter)

Delaware	0-25940	77-0312442
(State or other	(Commission File Number)	(I.R.S. Employer
Jurisdiction of Incorporation)		Identification No.)

225 Long Avenue Hillside, NJ 07205
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(Address of Principal Executive Officers) (Zip Code)

(973) 282-2000
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(Registrant's telephone number, including area code)

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(Former name or former address, if changed since past report)

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Item 2.02. Results of Operations and Financial Condition

On October 28, 2004, Glowpoint, Inc. (the “Company”) announced via press release and conference call the Company’s financial results for its third quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the transcript of the conference call is attached hereto as Exhibit 99.2.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOWPOINT, INC.

Dated: November 1, 2004	/s/ David C. Trachtenberg David C. Trachtenberg Chief Executive Officer & President

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Exhibit Index

Exhibit No.	Exhibit Description

99.1	Text of press release dated October 28, 2004

99.2	Transcript of October 28, 2004 conference call